NUMBER
CTB 10035

SHARES

CTB

Carolina Trust BancShares, Inc.

Lincolnton, North Carolina

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 14422P 10 5

COMMON STOCK

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $2.50 PAR VALUE EACH OF

CAROLINA TRUST BANCSHARES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of North Carolina, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

CAROLINA TRUST BANCSHARES, INC.
CORPORATE
SEAL
2000
NORTH CAROLINA

COUNTERSIGNED:

BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

CORPORATE SECRETARY

PRESIDENT AND CEO

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *Shares*
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed

By ____________________________________
The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.

The Corporation will furnish in writing without charge to each shareholder of the Corporation who so requests the designations, relative rights, preferences, and limitations applicable to each class of shares of the Corporation and the variations in rights, preferences, and limitations determined for each series thereof. The board of directors of the Corporation has the authority to determine the designations, relative rights, preferences, and limitations applicable to each future class of shares of the Corporation (and the variations in rights, preferences, and limitations determined for each future series, if any, thereof).